UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2026

Z SQUARED INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39669	98-1465952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

550 South Andrews Ave., Suite #700 Fort Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

305-697-0792

(Registrant’s telephone number, including area code)

________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZSQR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On July 17, 2026, Z Squared Inc. (the “Company”) delivered written notice terminating (i) the At Market Offering Agreement, dated July 6, 2026 (the “ATM Sales Agreement”), with Roth Capital Partners, LLC, as sales agent, pursuant to which the Company was permitted to offer and sell shares of its common stock, par value $0.0001 per share, having an aggregate offering price of up to $300,000,000 from time to time under the Company's automatic shelf registration statement on Form S-3 (the “ATM Program”), and (ii) the Committed Equity Forward Purchase Agreement, dated May 29, 2026 (the “Forward Purchase Agreement”), with Translucent Matter Inc., pursuant to which the Company had the right, but not the obligation, to require the purchaser to purchase up to $50,000,000 of shares of the Company's common stock from time to time.

The termination of the ATM Sales Agreement will be effective July 21, 2026, and the termination of the Forward Purchase Agreement will be effective August 17, 2026, in each case in accordance with the notice provisions of the applicable agreement. The Company will not sell, draw down or issue any shares of common stock under either program during the applicable notice period. No termination fee or penalty is payable by the Company in connection with either termination. No shares of common stock were sold under the ATM Program, no draws were made and no shares were issued under the Forward Purchase Agreement, and neither agreement obligated the Company to issue or sell any shares of common stock absent further action by the Company.

Item 7.01 Regulation FD Disclosure

On July 17, 2026, the Company issued a press release announcing the termination of the ATM Sales Agreement and the Forward Purchase Agreement described in Item 1.02 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth under this Item 7.01, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 17, 2026, titled “Z Squared Inc. Terminates At-The-Market Sales Agreement and Committed Equity Forward Purchase Agreement.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2026

Z SQUARED INC.

By:	/s/ David Halabu
Name:	David Halabu
Title:	Chief Executive Officer

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